Commitments and contingencies (Tables)	9 Months Ended
Sep. 30, 2016
Commitments And Contingencies Disclosure [Abstract]
Schedule of Future Minimum Revenues to be Received on Committed Agreements

At September 30, 2016, the minimum future revenues to be received on committed time charter party agreements and interest income from sales-type capital leases and direct financing leases are approximately:

Remainder of 2016	$211,692
2017	795,932
2018	791,699
2019	764,032
2020	721,629
Thereafter	2,108,386
$5,393,370

Schedule of Commitment Under Operating Leases

At September 30, 2016, the commitment under operating leases for vessels is $1,364,856,000 for 2016 to 2028 and office space is $10,447,000 for 2016 to 2024.  Total commitments under these leases are as follows:

Remainder of 2016	$32,398
2017	128,893
2018	130,004
2019	131,282
2020	132,530
Thereafter	820,196
$1,375,303